Exhibit 99.1

E2open Announces Fiscal Third Quarter 2022 Financial Results

Growth Acceleration Continues

Raises Fiscal Year 2022 Revenue Guidance

AUSTIN, Texas – January 12, 2022 – E2open Parent Holdings, Inc. (NYSE: ETWO), a leading network-based provider of a cloud-based, mission-critical, end-to-end supply chain management platform, today announced financial results for its fiscal third quarter 2022 ended November 30, 2021.

“I am extremely pleased with our exceptional performance in a very dynamic environment,” said Michael Farlekas, chief executive officer at E2open. “We outperformed our key metrics in the third quarter and organic growth is accelerating– all while integrating our largest acquisition to date. The BluJay integration is ahead of plan and reinforces our view of the large strategic value and financial accretion the transaction delivers to E2open.”

“Moreover, the market recognizes the strength of our supply chain operating platform and its ability to solve one of the most important and challenging problems companies face today–visibility and control to operate their global supply chains as one connected system,” Farlekas added.

Fiscal Third Quarter 2022 Financial Highlights

NOTE: Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination with CC Neuberger Principal Holdings I (CCNB1) as required by GAAP. The Company is adding this back to provide better comparability in the calculation of our organic growth rate. Refer to the Reconciliation of Non-GAAP Information Table and Pro Forma Reconciliation Tables at the end of this press release for more detail.

•
Revenue
o
Total GAAP revenue for third quarter of 2022 was $137.0 million compared to $84.1 million in the prior period. Total non-GAAP revenue was $147.4 million compared to a non-GAAP pro forma of $129.5 million in the prior third quarter, reflecting non-GAAP revenue growth of 13.8%. The prior period non-GAAP pro forma total revenue of $129.5 million represents the combination of E2open total revenue and BluJay total revenue for the period, as if BluJay was acquired on September 1, 2020.

o
GAAP subscription revenue for the third quarter of 2022 was $107.0 million compared to $70.4 million in the prior period. Non-GAAP subscription revenue was $117.4 million compared to a non-GAAP pro forma of $105.6 million from the prior third quarter, reflecting non-GAAP revenue growth of 11.2%. The prior period non-GAAP pro forma subscription revenue of $105.6 million represents the combination of E2open subscription revenue and BluJay subscription revenue for the period, as if BluJay was acquired on September 1, 2020.

(in millions)	Q3 FY2022	Q3 FY2021(1)	$ Var	% Var
Total GAAP Revenue	$137.0	$84.1	$52.9	62.9%
Deferred revenue purchase accounting adjustment	10.4	-	-	-
Pre-acquisition revenue	-	45.5	-	-
Total non-GAAP Revenue	$147.4	$129.5	$17.9	13.8%

GAAP Subscription revenue	$107.0	$70.4	$36.6	52.0%
Deferred revenue purchase accounting adjustment	10.4	-	-	-
Pre-acquisition subscription revenue	-	35.2	-	-
Non-GAAP Subscription revenue	$117.4	$105.6	$11.8	11.2%

GAAP Professional services revenue	$30.0	$13.7	$16.3	119.0%
Pre-acquisition professional services revenue	-	10.2	-	-
Non-GAAP Professional services revenue	$30.0	$23.9	$6.1	25.5%
(1) Non-GAAP pro forma inclusive of BluJay as if acquired on September 1, 2020. Refer to the Pro forma Reconciliation Table at the end of this press release for more detail.

•
Gross Profit and Gross Margin
o
GAAP gross profit for the third quarter of 2022 was $64.2 million compared to $52.2 million in the comparable quarter of 2021. Non-GAAP gross profit was $103.4 million compared to a non-GAAP pro forma of $89.6 million in the prior year's third quarter. The prior period non-GAAP pro forma gross profit of $89.6 million represents the combination of E2open gross profit and BluJay gross profit for the period, as if BluJay was acquired on September 1, 2020.

o
GAAP gross margin for the third quarter of 2022 was 46.9% compared to 62.1% in the comparable quarter of 2021. Non-GAAP gross margin was 70.1% versus a non-GAAP pro forma of 69.2% when compared to third quarter of 2021. The prior period non-GAAP pro forma gross margin of 69.2% represents the combination of E2open gross profit and BluJay gross profit for the period, as if BluJay was acquired on September 1, 2020.

(in millions)	Q3 FY2022	Q3 FY2021(1)	$ Var	% Var
Non- GAAP Gross profit
E2open	$103.4	$59.7	$43.7	73.2%
Pre-acquisition gross profit	-	29.9	-
Total Non-GAAP Gross profit	$103.4	$89.6	$13.8	15.4%
Gross margin %	70.1%	69.2%
(1) Pro forma inclusive of BluJay, as if acquired on September 1, 2020. Refer to the Pro forma Reconciliation Table at the end of this press release for more detail.

•
EBITDA and EBITDA Margin
o
EBITDA for the third quarter of 2022 was -$14.6 million compared with $16.9 million in the comparable quarter of 2021. Adjusted EBITDA was $45.9 million, an increase from non-GAAP pro forma adjusted EBITDA of $45.2 million in the third quarter 2021. The prior period non-GAAP pro forma adjusted EBITDA of $45.2 million represents the combination of E2open adjusted EBITDA and BluJay adjusted EBITDA for the period, as if BluJay was acquired on September 1, 2020.

o
Adjusted EBITDA margin for the third quarter of 2022 was 31.1% versus a non-GAAP pro forma of 34.9% in the comparable quarter of 2021. The prior period non-GAAP pro forma adjusted EBITDA margin of 34.9% represents the combination of E2open adjusted EBITDA margin and BluJay adjusted EBITDA margin for the period, as if BluJay was acquired on September 1, 2020.

(in millions)	Q3 FY2022	Q3 FY2021(1)	$ Var	% Var
Adjusted EBITDA
E2open	$45.9	$28.3	17.6	62.4%
Pre-acquisition adjusted EBITDA	-	16.9	-	-
Total Adjusted EBITDA	$45.9	$45.2	$0.7	1.5%
Adjusted EBITDA margin %	31.1%	34.9%
(1) Pro forma inclusive of BluJay, as if acquired on September 1, 2020. Refer to the Pro forma Reconciliation Table at the end of this press release for more detail.

•
Net Loss: Net loss for the third quarter of 2022 was $64.3 million compared with a net loss of $27.1 million in the comparable quarter of 2021.

•
Cash flow: For the nine months ended November 30, 2021, cash provided by operating activities was $28.2 million compared to $30.1 million in the prior year period.

Recent Business Highlights

•
E2open continues to build out a new logo sales team to drive performance in organic revenue growth. Nearly 30% of new bookings in the third quarter of 2022 came from new logos, compared to 15% in the third quarter of 2021.

•
Average enterprise new logo contract size (over $100k of annual subscription revenue) was more than double that of the third quarter 2021 which was around $200k. This reflects greater scope, scale and pricing for initial client engagements.

•
E2open recently launched “Global Logistics Orchestration” a network-based product that enables our customers to orchestrate materials and finished product to move across their network of carriers, across modes, regardless of whether movements are initiated by internal logistics teams or third-party logistics service providers or both.

Financial Outlook for Fiscal Year 2022

As of January 12, 2022, E2open is providing non-GAAP guidance for the remainder of its full fiscal year 2022, which ends February 28, 2022, as follows:

•
E2open is increasing its total non-GAAP revenue guidance range to $474 million to $476 million reflecting a 10.2% organic growth rate at the mid-point.
•
Adjusted EBITDA is expected to be in the range of $161 million to $163 million.
•
Non-GAAP gross profit margin is expected to be in the range of 70% to 72%.

Quarterly Conference Call

E2open will host a video webinar today at 5:00 p.m. ET to discuss fiscal third quarter 2022 financial results, in addition to discussing the Company’s outlook for the full fiscal year 2022. The video webinar will be available live on the Investor Relations section of the Company's website at www.e2open.com. A replay will be available within 12 hours after the conclusion of the live event.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply, logistics and global trade ecosystems. E2open is changing everything. Demand. Supply. Delivered.TM Visit www.e2open.com.

E2open and the E2open logo are registered trademarks of E2open, LLC. Demand. Supply. Delivered. is a trademark of E2open, LLC.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP revenue, non-GAAP subscription revenue, adjusted EBITDA, adjusted EBITDA margin, non-GAAP gross profit, non-GAAP net income, net debt, and non-GAAP gross margin. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Adam Rogers

E2open

adam.rogers@e2open.com

515-556-1162

Media Contact

5W PR for E2open

e2open@5wpr.com

718-757-6144

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Successor	Predecessor	Successor	Predecessor
	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(In thousands, except per share amounts)	November 30, 2021	November 30, 2020	November 30, 2021	November 30, 2020
Revenue
Subscriptions	$106,969	$70,374	$219,728	$209,013
Professional services	30,033	13,707	61,680	40,009
Total revenue	137,002	84,081	281,408	249,022
Cost of Revenue
Subscriptions	30,163	15,568	62,917	44,566
Professional services	17,587	11,346	38,694	32,791
Amortization of acquired intangible assets	25,036	4,945	48,885	15,453
Total cost of revenue	72,786	31,859	150,496	92,810
Gross Profit	64,216	52,222	130,912	156,212
Operating Expenses
Research and development	25,000	14,225	56,909	43,212
Sales and marketing	18,101	12,973	41,789	37,275
General and administrative	22,871	10,412	49,989	30,037
Acquisition-related expenses	33,216	5,968	50,168	11,354
Amortization of acquired intangible assets	19,470	8,451	26,843	25,365
Total operating expenses	118,658	52,029	225,698	147,243
(Loss) income from operations	(54,442)	193	(94,786)	8,969
Other expense
Interest and other expense, net	(10,769)	(17,575)	(22,004)	(53,255)
Change in tax receivable agreement liability	(1,470)	—	(4,606)	—
Loss from change in fair value of warrant liability	(7,232)	—	(48,448)	—
Loss from change in fair value of contingent consideration	(1,140)	—	(91,180)	—
Total other expenses	(20,611)	(17,575)	(166,238)	(53,255)
Loss before income tax expense	(75,053)	(17,382)	(261,024)	(44,286)
Income tax benefit (expense)	10,764	(9,685)	3,392	(24,073)
Net loss	(64,289)	$(27,067)	(257,632)	$(68,359)
Less: Net loss attributable to noncontrolling interest	(5,072)		(35,640)
Net loss attributable to E2open Parent Holdings, Inc.	$(59,217)		$(221,992)

Net loss attributable to E2open Parent Holdings, Inc. common shareholders per share:
Basic	$(0.19)		$(0.98)
Diluted	$(0.19)		$(0.98)

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

	Successor
(In thousands, except share amounts)	November 30, 2021	February 28, 2021
	(unaudited)
Assets
Cash and cash equivalents	$56,462	$194,717
Restricted cash	15,047	12,825
Accounts receivable - net of allowance of $3,224 and $908, respectively	104,643	112,657
Prepaid expenses and other current assets	28,992	12,643
Total current assets	205,144	332,842
Long-term investments	210	224
Goodwill	3,760,136	2,628,646
Intangible assets, net	1,226,512	824,851
Property and equipment, net	55,778	44,198
Operating lease right-of-use assets	26,553	—
Other noncurrent assets	14,845	7,416
Total assets	$5,289,178	$3,838,177
Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$112,298	$70,233
Incentive program payable	15,047	12,825
Deferred revenue	147,535	89,691
Acquisition-related obligations	2,700	2,000
Current portion of notes payable	9,112	4,405
Current portion of operating lease obligations	6,626	—
Current portion of financing lease obligations	2,329	4,827
Total current liabilities	295,647	183,981
Long-term deferred revenue	1,848	482
Operating lease obligations	20,784	—
Financing lease obligations	2,093	6,588
Notes payable	867,523	502,800
Tax receivable agreement liability	67,910	50,114
Warrant liability	117,220	68,772
Contingent consideration	66,988	150,808
Deferred taxes	441,340	396,217
Other noncurrent liabilities	1,020	1,057
Total liabilities	1,882,373	1,360,819
Commitments and Contingencies (Note 23)
Stockholders' Equity
Class A common stock; $0.0001 par value, 2,500,000,000 shares authorized; 300,415,025 and 187,051,142 issued and 300,238,371 and 187,051,142 outstanding as of November 30, 2021 and February 28, 2021	30	19
Class V common stock; $0.0001 par value; 42,747,890 and 40,000,000 shares authorized; 34,682,435 and 35,636,680 issued and outstanding as of November 30, 2021 and February 28, 2021	—	—
Series B-1 common stock; $0.0001 par value; 9,000,000 shares authorized; 94 and 8,120,367 issued and outstanding as of November 30, 2021 and February 28, 2021	—	—
Series B-2 common stock; $0.0001 par value; 4,000,000 shares authorized; 3,372,184 issued and outstanding as of November 30, 2021 and February 28, 2021	—	—
Additional paid-in capital	3,348,606	2,071,206
Accumulated other comprehensive (loss) income	(28,277)	2,388
(Accumulated deficit) retained earnings	(211,192)	10,800
Treasury stock, at cost: 176,654 shares as of November 30, 2021	(2,473)	—
Total E2open Parent Holdings, Inc. equity	3,106,694	2,084,413
Noncontrolling interest	300,111	392,945
Total stockholders' equity	3,406,805	2,477,358
Total liabilities and stockholders' equity	$5,289,178	$3,838,177

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Successor	Predecessor
	Nine Months Ended	Nine Months Ended
(In thousands)	November 30, 2021	November 30, 2020
Cash flows from operating activities
Net loss	$(257,632)	$(68,359)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	91,496	51,176
Amortization of deferred commissions	861	3,121
Amortization of debt issuance costs	2,389	3,236
Amortization of operating lease right-of-use assets	8,290	—
Share-based and unit-based compensation	8,534	5,953
Change in tax receivable agreement liability	4,606	—
Loss from change in fair value of warrant liability	48,448	—
Loss from change in fair value of contingent consideration	91,180	—
(Gain) loss on disposal of property and equipment	(233)	35
Changes in operating assets and liabilities:
Accounts receivable, net	41,847	79,309
Prepaid expenses and other current assets	(7,586)	(4,765)
Other noncurrent assets	(4,489)	(3,048)
Accounts payable and accrued liabilities	5,871	(4,335)
Incentive program payable	2,222	12,392
Deferred revenue	19,927	(67,847)
Changes in other liabilities	(27,549)	23,186
Net cash provided by operating activities	28,182	30,054
Cash flows from investing activities
Payments for acquisitions - net of cash acquired	(774,232)	—
Capital expenditures	(24,627)	(12,048)
Net cash used in investing activities	(798,859)	(12,048)
Cash flows from financing activities
Proceeds from PIPE investment	300,000	—
Offering costs related to issuance of common stock in connection with PIPE investment	(7,100)	—
Proceeds from sale of membership units	—	3,384
Proceeds from warrant exercise	1	—
Proceeds from indebtedness	395,000	15,574
Repayments of indebtedness	(18,860)	(21,891)
Repayments of financing lease obligations	(6,457)	(5,145)
Repurchase of common stock	(2,473)	—
Repurchase of Common Units	(16,767)	—
Payments of debt issuance costs	(10,357)	—
Net cash provided by (used in) financing activities	632,987	(8,078)
Effect of exchange rate changes on cash and cash equivalents	1,657	101
Net (decrease) increase in cash, cash equivalents and restricted cash	(136,033)	10,029
Cash, cash equivalents and restricted cash at beginning of period	207,542	48,428
Cash, cash equivalents and restricted cash at end of period	$71,509	$58,457
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$56,462	$17,132
Restricted cash	15,047	41,325
Total cash, cash equivalents and restricted cash	$71,509	$58,457
Supplemental Information - Cash Paid for:
Interest	$18,461	$49,898
Income taxes	2,890	1,225
Non-Cash Investing and Financing Activities:
Capital expenditures financed under financing lease obligations	$—	$11,076
Capital expenditures included in accounts payable and accrued liabilities	2,376	25
Right-of-use assets obtained in exchange for operating lease obligations	25,825	—
Prepaid software, maintenance and insurance under notes payable	—	892
Conversion of Common Units to Class A Common Stock	41,727	—
Conversion of Series B1 common stock to Class A Common Stock	175,000	—
Business Combination purchase price adjustment	2,965	—
Issuance of common stock for BluJay Acquisition	730,854	—
Deferred taxes related to issuance of common stock for BluJay Acquisition	36,805	—

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP INFORMATION TABLE

(Unaudited)

Three Months Ended November 30, 2021
(In millions)	GAAP	Def Rev Adj + M&A Costs(1)	Depreciation & Amortization	Share-Based Compensation	Other Adjustments(2)	Non-GAAP (Adjusted)
REVENUE
Subscriptions	107.0	10.4	-	-	-	117.4
Professional services	30.0	-	-	-	-	30.0
Total revenue	$137.0	$10.4	-	-	-	$147.4

COST OF GOODS
Subscriptions	30.2	-	(2.5)	(0.4)	(0.5)	26.9
Professional services	17.6	-	(0.2)	(0.1)	-	17.3
Amortization of acquired intangible assets	25.0	-	(25.0)	-	-	-
Total cost of revenue	$72.8	-	$(27.8)	$(0.5)	$(0.5)	$44.1

Gross Profit	$64.2	$10.4	$27.8	$0.5	$0.5	$103.4

OPERATING COSTS
Research & development	25.0	-	(2.0)	(0.7)	-	22.3
Sales & marketing	18.1	-	(0.3)	(0.7)	(0.1)	17.1
General & administrative	22.9	-	(1.0)	(2.1)	(1.6)	18.1
Acquisition related expenses	33.2	(33.2)	-	-	-	-
Amortization of acquired intangible assets	19.5	-	(19.5)	-	-	-
Total operating expenses	$118.7	$(33.2)	$(22.7)	$(3.5)	$(1.7)	$57.5

EBITDA	$(14.6)	$43.6	$50.5	$4.0	$2.2	$45.9

Nine Months Ended November 30, 2021

(In millions)	GAAP	Def Rev Adj + M&A Costs(1)	Depreciation & Amortization	Share-Based Compensation	Other Adjustments(2)	Non-GAAP (Adjusted)
REVENUE
Subscriptions	219.7	47.1	-	-	-	266.8
Professional services	61.7	-	-	-	-	61.7
Total revenue	$281.4	$47.1	-	-	-	$328.5

COST OF GOODS
Subscriptions	62.9	-	(7.2)	(0.7)	(1.1)	53.9
Professional services	38.7	-	(0.8)	(0.3)	-	37.6
Amortization of acquired intangible assets	48.9	-	(48.9)	-	-	-
Total cost of revenue	$150.5	-	$(56.9)	$(1.0)	$(1.1)	$91.6

Gross Profit	$130.9	$47.1	$56.9	$1.0	$1.1	$236.9

OPERATING COSTS
Research & development	56.9	-	(5.6)	(1.5)	-	49.8
Sales & marketing	41.8	-	(0.9)	(1.6)	(0.2)	39.1
General & administrative	50.0	-	(1.4)	(4.8)	(4.4)	39.4
Acquisition related expenses	50.2	(50.2)	-	-	-	-
Amortization of acquired intangible assets	26.8	-	(26.8)	-	-	-
Total operating expenses	$225.7	$(50.2)	$(34.7)	$(8.0)	$(4.5)	$128.3

EBITDA	$(147.4)	$97.3	$91.5	$9.0	$5.6	$108.6

(1)
Non-GAAP revenue adds back amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP, as well as expenses primarily related to advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including the Business Combination and the BluJay acquisition.
(2)
Primarily includes non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.

E2OPEN PARENT HOLDINGS, INC.

PRO FORMA RECONCILIATION TABLES

(Unaudited, In Millions)

Pro forma revenue reconciliation

	Q3 FY2022	Q3 FY2021
GAAP Subscription revenue	$107.0	$70.4
Deferred revenue purchase accounting adjustment(1)	$10.4	-
Non-GAAP Subscription revenue	$117.4	$70.4
Pre-acquisition revenue(2)	-	$35.2
Pro forma Subscription revenue	$117.4	$105.6
YoY Pro forma subscription revenue growth	11.2%

GAAP Professional services revenue	$30.0	$13.7
Non-GAAP Professional services revenue	$30.0	$13.7
Pre-acquisition revenue	-	$10.2
Pro forma Professional services revenue	$30.0	$23.9
YoY Pro forma professional services growth	25.5%

Total pro forma revenue	$147.4	$129.5
YoY Total pro forma revenue growth	13.8%

Pro forma gross profit reconciliation

	Q3 FY2022	Q3 FY2021(10)
GAAP Gross profit	$64.2	$52.2
Deferred revenue purchase accounting adjustment(1)	$10.4	-
Depreciation expenses	$2.8	$2.1
Amortization of intangible assets	$25.0	$4.9
Share - based compensation(3)	$0.5	$0.2
Non-recurring/non-operating costs(4)	$0.5	$0.3
Non-GAAP Gross profit	$103.4	$59.7
Pre-Acquisition gross profit	-	$29.9
Pro forma gross profit	$103.4	$89.6
Pro forma gross margin %	70.1%	69.2%

Pro forma adjusted EBITDA reconciliation

	Q3 FY2022	Q3 FY2021(10)
GAAP Net Loss	($64.3)	($27.1)
Interest expense, net	$10.0	$17.0
Benefit/(Loss) from income taxes	($10.8)	$9.7
Depreciation and amortization	$50.5	$17.3
EBITDA	($14.6)	$16.9
Deferred revenue purchase accounting adjustment(1)	$10.4	-
Share-based compensation(3)	$4.0	$2.4
Non-recurring/non-operating costs(4)	$3.0	$3.0
Acquisition-related adjustments(5)	$33.2	$6.0
Gain from change in fair value of warrant liability(6)	$7.2	-
Gain from change in fair value of contingent consideration(7)	$1.1	-
Change in tax receivable agreement liability(8)	$1.5	-
Adjusted EBITDA	$45.9	$28.3
Pre-acquisition EBITDA and other(9)	-	$16.9
Pro forma adjusted EBITDA	$45.9	$45.2
Pro forma adjusted EBITDA margin	31.1%	34.9%
YoY Growth	1.5%

(1)
Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination as required by GAAP.
(2)
Includes Revenue for BluJay Solutions for the pre-acquisition periods.
(3)
Reflects non-cash, long-term share-based and unit-based compensation expense, primarily related to senior management.
(4)
Primarily includes foreign currency exchange gain and losses and other non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.
(5)
Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including costs related to the Business Combination.
(6)
Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants.
(7)
Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter.
(8)
Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest.
(9)
Includes Revenue and Adjusted EBITDA for BluJay Solutions for the pre-acquisition periods, as well as an adjustment for deferred commissions for adoption of ASC 606.
(10)
Certain prior period amounts have been reclassified to conform to the current period presentation.